Exhibit 99.1

B1 (Official Form 1) (12/11) UNITED STATES BANKR[ PTC\ (‘or RT District of Delaware Name of Debtor (if individual, enter Last, First, Middle): Firs Place Financial Corp. All Other Names used by the Debtor in the last 8 years (include married, maiden, and trade names): Last four digits of Soc. Sec. or Individual-Taxpayer ID. (ITIN) Complete EIN (if more than one, state all): 34-1880 130 Street Address of Debtor (No. and Street, City, and State): 185 F. Market Street Warren, OH 44481 IZIP C0DE44481 I County of Residence or of the Principal Place of Business: Mailing Address of Debtor (if different from street address): IZIP CODE I Location of Principal Assets of Business Debtor (if different from street address above): VOLUNTARY PETITION Name of Joint Debtor (Spouse) (Last, First, Middle): All Other Names used by the Joint Debtor in the last 8 years (include married, maiden, and trade names): Last four digits of Soc. Sec. or Individual-Taxpayer ID. (ITIN) Complete EIN (if more than one, state all): Street Address of Joint Debtor (No. and Street, City, and State): IZIP CODE I County of Residence or of the Principal Place of Business: Mailing Address of Joint Debtor (if different from street address): IZIP CODE I Type of Debtor (Form of Organization) (Check one box.) Individual (includes Joint Debtors) See Exhibit D on page 2 of thi5 form. Corporation (includes LLC and LLP) Partnership Other (If debtor is not one of the above entities, check this box and state type of entity below.) Chapter 15 Debtors Country of debtor’s center of main interests: Each country in which a foreign proceeding by, regarding, or against debtor is pending: Nature of Business (Check one box.) Health Care Business Single Asset Real Estate as defined in 11 U.S.C. § 101(5 IB) Railroad Stockbroker Commodity Broker Clearing Bank Other Tax-Exempt Entity (Check box, if applicable.) Debtor is a tax-exempt organization under title 26 of the United States Code (the Internal Revenue Code). Chapter of Bankruptcy (ode tinder which the Petition is Filed (Check one box.) Chapter 7 D Chapter 15 Petition for Chapter 9 Recognition of a Foreign Chapter 11 Main Proceeding Chapter 12 D Chapter 15 Petition for D Chapter 13 Recognition of a Foreign Nonmain Proceeding Nature of Debts (Check one box.) Q Debts are primarily consumer Debts are debts, defined in 11 U.S.C. primarily § 10 1(8) as “incurred by an business debts. Individual primarily for a personal, family, or household purpose.” Filing Fee (Check one box.) Full Filing Fee attached. Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court’s consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A. Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court’s consideration. See Official Form 3B. Chapter 11 Debtors (heck one box: Debtor is a small business debtor as defined in 11 U.S.C. § 101(51D). Debtor is not a small business debtor as defined in 11 U.S.C. § 101(5 ID). Check if: Debtor’s aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than 52,343,300 (amount 5ubject to adju5tment on 4 01 13 and den three year thereafter). (heck all applicable boxes: A plan is being filed with this petition. Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with ii U.S.C. § 1126(b). Statistical/Administrative Information Debtor estimates that funds will be available for distribution to unsecured creditors. Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there ill be no funds available for distribution to unsecured creditors. Estimated Number of Creditors 1-49 50-99 100-199 200-999 1,000- 5,001- 10,001- 25,001- 50,001- Over 5,000 10,000 25,000 50,000 100,000 100,000 Estimated Assets $O to $50,001 to $100,001 to $500,001 $1,000,001 $10,000,001 $50,000,001 $100,000,001 5500,000,001 More than $50,000 $100,000 $500,000 to $1 to $10 to $50 to $100 to $500 to $1 billion $1 billion million million million million million Estimated Liabilities $0 to $50,001 to $100,001 to $500,001 $1,000,001 $i0,000,001 $50,000,001 $i00,000,001 $500,000,001 More than $50,000 $i00,000 $500,000 to $i to $10 to $50 to $100 to $500 to $1 billion $1 billion million million million million million THIS SPACE IS FOR CO RT SE ONLY

B1 (Official Form 1) (12/11) Page 2

Voluntary Petition
(This page must be completed and filed in every case.)

Name of Debtor(s): First Place Financial Corp.

All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet.)

Location Where Filed:	Case Number:	Date Filed:
Location Where Filed:	Case Number:	Date Filed:

Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet.)

Name of Debtor:	Case Number:	Date Filed:
District:	Relationship:	Judge:

Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

☑ Exhibit A is attached and made a part of this petition.

Exhibit B

(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by 11 U.S.C. § 342(b).

X ______________________________
Signature of Attorney for Debtor(s) (Date)

Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

☐ Yes, and Exhibit C is attached and made a part of this petition.

☑ No.

Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

☐ Exhibit D, completed and signed by the debtor, is attached and made a part of this petition.

If this is a joint petition:

☐ Exhibit D, also completed and signed by the joint debtor, is attached and made a part of this petition.

Information Regarding the Debtor - Venue
(Check any applicable box.)

☑ Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

☐ There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

☐ Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.

Certification by a Debtor Who Resides as a Tenant of Residential Property
(Check all applicable boxes.)

☐ Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)

____
(Name of landlord that obtained judgment)

____
(Address of landlord)

☐ Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

☐ Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.

☐ Debtor certifies that he/she has served the Landlord with this certification. (11 U.S.C. § 362(l)).

B1 (Official Form 1) (12/11) Page 3

Voluntary Petition
(This page must be completed and filed in every case.)

Name of Debtor(s):
First Place Financial Corp.

Signatures

Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. § 342(b).

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X ______________________________
Signature of Debtor

X ______________________________
Signature of Joint Debtor

____
Telephone Number (if not represented by attorney)

____
Date

Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.

(Check only **one** box.)

☐ I request relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by 11 U.S.C. § 1515 are attached.

☐ Pursuant to 11 U.S.C. § 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X ______________________________
(Signature of Foreign Representative)

____
(Printed Name of Foreign Representative)

____
Date

Signature of Attorney*

X /s/ Neil B. Glassman
Signature of Attorney for Debtor(s)
Neil B. Glassman
Printed Name of Attorney for Debtor(s)
Bayard, P.A.
Firm Name
222 Delaware Ave., Suite 900
Wilmington, DE 19801
Address
302-655-5000
Telephone Number
10/29/2012
Date

*In a case in which § 707(b)(4)(D) applies, this signature also constitutes a certification that the attorney has no knowledge after an inquiry that the information in the schedules is incorrect.

Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests the relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X /s/ David W. Gifford
Signature of Authorized Individual
David W. Gifford
Printed Name of Authorized Individual
Chief Financial Officer
Title of Authorized Individual
10/29/2012
Date

Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19 is attached.

____
Printed Name and title, if any, of Bankruptcy Petition Preparer

____
Social-Security number (If the bankruptcy petition preparer is not an individual, state the Social-Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C. § 110.)

____
Address

X ______________________________
Signature

____
Date

Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social-Security number is provided above.

Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual.

If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. § 110; 18 U.S.C. § 156.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Case NO. 12- - -11 0 FIRST PLACE FINANCIAL CORP. Chapter 11 Debtor. EXHIBIT “A” TO VOLUNTARY PETITION 1. If any of the debtor’s securities are registered under Section 12 of the Securities Exchange Act of 1934, the SEC file number is 0-25049. 2. The following financial data is the latest available information and refers to the debtor’s condition on October 26, 2012. a. Total assets (book value): $175,287,970 b. Total debts (book value, including debts listed in 2.c., below):’ $64,467,398 c. Debt securities held by more than 500 holders: Approximate number of holders Secured Unsecured Subordinated $ million Secured Unsecured Subordinated $ million Secured Unsecured Subordinated $ million d. Number of shares of preferred stock: 72,927 shares outstanding. e. Number of shares of common stock: 18,115,867 shares outstanding. 3. Brief description of Debtor’s business: First Place Financial Corp. is a unitary thrift holding company. It conducts the bulk of its operations through its wholly-owned subsidiary, First Place Bank, a federally chartered stock savings association. 4. List the names of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of the Debtor: Dimensional Fund Advisors LP. 1 Total debts include approximately $62 million of Junior Subordinated Deferrable Interest Debentures that were issued to three trusts affiliated with First Place Financial Corp: (i) First Place Capital Trust; (ii) First Place Capital Trust 11; and (iii) First Place Capital Trust I11 (collectively, the “Trusts”). The Trusts were formed for the purpose of issuing trust preferred securities to third-party investors. The total number of holders of trust preferred securities issued by the Trusts is presently unknown.